Brighthouse Life Insurance Company of NY
(An Indirect Subsidiary of Brighthouse Financial, Inc. December 31, 2024 and 2023)

Index to Statutory Basis Financial Statements

Deloitte & Touche LLP

650 S Tryon Street

Suite 1800 Charlotte, NC 28202

USA

Tel: +1 704 887 1500

Fax: +1 704 887 1570

www.deloitte.com

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of
Brighthouse Life Insurance Company of NY:

Opinions

We have audited the statutory-basis financial statements of Brighthouse Life Insurance Company of NY (a wholly-owned subsidiary of Brighthouse Life Insurance Company, which is an indirect subsidiary of Brighthouse Financial, Inc.) (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2024 and 2023, and the related statutory- basis statements of operations and changes in capital and surplus, and statements of cash flow for the years then ended and the related notes to the statutory-basis financial statements (collectively referred to as the "statutory-basis financial statements").

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for the years then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flow for each of the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is

also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•  Exercise professional judgment and maintain professional skepticism throughout the audit.

•  Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental schedule of investment risks interrogatories, the supplemental summary investment schedule, and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2024, are presented for purposes of additional analysis and are not a required part of the 2024 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory- basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory-basis financial statements as a whole.

April 4, 2025

Brighthouse Life Insurance Company of NY
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2024 and 2023

(In millions, except share data)

	2024	2023
Admitted Assets
Bonds	$1,691	$1,796
Preferred stocks	1	3
Mortgage loans	186	228
Cash, cash equivalents and short-term investments	163	242
Derivative assets	235	137
Other invested assets	49	51
Total invested assets	2,325	2,457
Investment income due and accrued	14	15
Premiums and annuity considerations deferred and uncollected	2	2
Reinsurance recoverable	364	778
Net deferred tax asset	27	33
Current Federal income tax recoverable	4	—
Other assets	16	10
Total assets excluding Separate Accounts	2,752	3,295
Separate Account assets	10,039	8,852
Total Admitted Assets	$12,791	$12,147
Liabilities and Capital and Surplus
Liabilities
Reserves for life insurance and annuities	$964	$931
Liability for deposit-type contracts	13	14
Other policy liabilities	363	634
Asset valuation reserve	54	45
Derivative liabilities	10	10
Payable for collateral under securities loaned and other transactions	112	44
Net transfers to (from) Separate Accounts due and accrued	(15)	141
Funds held under reinsurance treaties	399	418
Other liabilities	154	239
Total liabilities excluding Separate Accounts	2,054	2,476
Separate Account liabilities	10,038	8,852
Total Liabilities	12,092	11,328
Capital and Surplus
Capital stock (par value $10 per share, 200,000 shares authorized, issued and outstanding)	2	2
Other than special surplus fund reserve	502	—
Paid-in surplus	670	670
Special surplus fund reserve	7	9
Unassigned surplus (deficit)	(482)	138
Total Capital and Surplus	699	819
Total Liabilities and Capital and Surplus	$12,791	$12,147

See accompanying notes to statutory financial statements

Brighthouse Life Insurance Company of NY

Statutory Statements of Operations and Changes in Capital and Surplus
For the Years Ended December 31, 2024 and 2023

(In millions)

	2024	2023
Income
Premiums and annuity considerations	$123	$(3,649)
Considerations for supplementary contracts and dividend accumulations	8	12
Net investment income	84	(6)
Reserve adjustments on reinsurance ceded	368	4,039
Other income (loss)	(349)	(319)
Total income	234	77
Benefits and Expenses
Benefit payments	234	399
Changes to reserves, deposit funds and other policy liabilities	53	(732)
Insurance expenses and taxes (other than Federal income and capital gains taxes)	137	133
Net transfers to (from) Separate Accounts	(58)	270
Total benefits and expenses before Federal income tax	366	70
Gain (loss) from operations before Federal income tax	(132)	7
Federal income tax expense (benefit) (excluding income tax on capital gains and losses)	(3)	2
Gain (loss) from operations	(129)	5
Net realized capital gains (losses), net of Federal income tax and interest maintenance reserve transfer	9	534
Net Income (Loss)	(120)	539
Changes in Capital and Surplus
Change in General Account net unrealized capital gains (losses)	53	(154)
Change in net deferred income tax	36	(139)
Change in nonadmitted assets	(28)	115
Change in asset valuation reserve	(9)	—
Change in surplus as a result of reinsurance	(554)	135
Change in surplus adjustment paid in	—	100
Other — net	502	—
Net Change in Capital and Surplus	(120)	596
Capital and Surplus at Beginning of Year	819	223
Capital and Surplus at End of Year	$699	$819

See accompanying notes to statutory financial statements

Brighthouse Life Insurance Company of NY

Statutory Statements of Cash Flow
For the Years Ended December 31, 2024 and 2023

(In millions)

	2024	2023
Cash from operations
Premiums and annuity considerations, net of reinsurance, received	$(1,608)	$(3,126)
Net investment income received	84	(8)
Other income (loss) received	3,763	(129)
Total receipts	2,239	(3,263)
Benefits paid (other than dividends)	2,378	(3,654)
Insurance expenses and taxes paid (other than Federal income and capital gains taxes)	(47)	361
Net transfers to (from) Separate Accounts	670	267
Federal income tax paid (recovered) (net of tax on capital gains and losses)	(1)	95
Total payments	3,000	(2,931)
Net cash provided by (used in) operations	(761)	(332)
Cash from investments
Proceeds from invested assets sold, matured or repaid	352	607
Cost of invested assets acquired	(68)	(267)
Net cash provided by (used in) investments	284	340
Cash from financing and other sources
Borrowed Money	—	(125)
Net change in deposit-type contracts	(1)	—
Other-net	399	42
Net cash provided by (used in) financing and other sources	398	(83)
Net change in cash, cash equivalents and short-term investments:	(79)	(75)
Cash, cash equivalents and short-term investments:
Beginning of year	242	317
End of year	$163	$242
Supplemental disclosures of cash flow information for non-cash transactions:
Reinsurance settlement to premiums ceded, asset in kind transfer out	$2,546	$—
Modified coinsurance, asset in kind transfer in	$2,468	$—
Commissions, asset kind transfer in	$119	$—
Bonds, asset in kind transfer in	$96	$100
Surrenders benefits, asset in kind transfer in	$51	$—
Death benefits, asset in kind transfer in	$6	$—
Federal income tax paid	$—	$95

See accompanying notes to statutory financial statements

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements
For the Years Ended December 31, 2024 and 2023

Note 1 — Summary of Significant Accounting Policies

Business

Brighthouse Life Insurance Company of NY (the "Company"), is a wholly-owned subsidiary of Brighthouse Life Insurance Company ("Brighthouse Insurance"), which is an indirect subsidiary of Brighthouse Financial, Inc. ("Brighthouse") a Delaware corporation. The Company is domiciled in the State of New York ("New York") and is only licensed to transact insurance business therein, and is subject to regulation by New York. The Company markets or administers traditional life and universal life insurance; as well as variable, fixed, index-linked, and income annuity products to individuals.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Basis of Presentation

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the New York Department of Financial Services (the "Department" or "NYDFS"). The Department requires that insurance companies domiciled in New York prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") as modified by the Department. NAIC SAP adjusted for these differences is referred to in these statutory financial statements as New York Statutory Accounting Principles ("NY SAP").

For variable and certain index-linked annuities, under NAIC SAP, reserves are determined based on the requirements of the NAIC Valuation Manual Section 21 ("VM-21"). Under NY SAP, reserves are equal to the greater of the amount determined under VM-21 and the amount determined under New York Regulation 213 ("Reg 213").

For Life Insurance policies issued since 2020, under NAIC SAP, reserves are determined based on the requirements of the NAIC Valuation Manual Section 20 ("VM-20"). Under NY SAP, reserves are equal to the greater of the amount determined under VM-20 and the amount determined under New York Regulation 213 ("Reg 213").

For deferred annuities, under NAIC SAP, reserves are determined under the NAIC model standard valuation law (referred to as curtate Commissioners' Annuity Reserve Valuation Method ("CARVM")).

Under NY SAP, deferred annuity reserves are computed as described by the New York valuation law (referred to as continuous CARVM).

Under NYDFS Circular Letter No. 11 (2010), ceded reserves are reduced by the deferred premium asset proportional to the amount ceded. Under NAIC SAP, there is no such specific requirement.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

A reconciliation of the Company's net income (loss) for the years ended December 31 and capital and surplus at December 31 between NY SAP and NAIC SAP is shown below (in millions):

		For the Years Ended
	SSAP Number (1)	2024	2023
Net income (loss), NY SAP		$(120)	$539
State prescribed practices:
Deferred annuities using continuous CARVM	51	—	—
Variable annuities in excess of NY Reg 213 standard scenario over VM 21 stochastic reserves	51	—	4
NYSDFS Circular Letter No. 11 (2010) impact on deferred premiums	61	—	(2)
NYSDFS Seventh Amendment to Regulation No. 172 impact on admitted unearned reinsurance premium	61	—	10
State permitted practices: NONE		—	—
Net income, NAIC SAP		$(120)	$551
		December 31,
	SSAP Number	2024	2023
Statutory capital and surplus, NY SAP		$699	$819
State prescribed practices:
Deferred annuities using continuous CARVM	51	1	1
Variable annuities in excess of NY Reg 213 standard scenario over VM 21 stochastic reserves	51	3	3
NYSDFS Circular Letter No. 11 (2010) impact on deferred premiums	61	(2)	(2)
NYSDFS Seventh Amendment to Regulation No. 172 impact on admitted unearned reinsurance premium	61	9	9
State permitted practices: NONE		—	—
Statutory capital and surplus, NAIC SAP		$710	$830

(1)  Statement of Statutory Accounting Principles ("SSAP")

The Company's risk-based capital ("RBC") would not have triggered a regulatory event without the use of the state prescribed practices referenced in the table above.

NY SAP comprises a basis of accounting which differs from generally accepted accounting principles ("GAAP"). The more significant differences are as follows:

•  Policy acquisition costs are charged to expense as incurred under NY SAP; whereas under GAAP, certain policy acquisition costs are deferred and amortized over the estimated lives of the contracts in a manner that approximates a straight-line basis over the expected life of the related contracts;

•  Insurance reserves are determined using prescribed factors for mortality, lapses and interest without consideration of company experience, or using a principles based reserve method equal to the higher of reserves using prescribed factors and reserves that consider a wide range of future economic conditions, as well as, company experience. Under GAAP, reserves are determined based upon best estimates as of the date the policy is issued, or the account value plus a reserve for additional benefits, that is either based on current assumptions or measured at fair value with an adjustment for non-performance risk;

•  Certain assets designated as "nonadmitted assets" are excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus by direct charges to unassigned surplus (deficit), including a portion of deferred income tax assets ("DTA") and negative Interest Maintenance Reserve ("IMR") balances;

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

•  Contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue for NY SAP; whereas under GAAP, for contracts that do not subject the Company to significant risks arising from mortality or morbidity, amounts received are reported as increases to policyholder account balances;

•  Certain reinsurance agreements are accounted for as reinsurance under both NY SAP and GAAP if certain risk transfer provisions are met. The risk transfer provisions in GAAP differ from the risk transfer provisions under NY SAP. Under GAAP, the reinsurer must assume significant insurance risk and have a reasonable possibility of realizing a significant loss from the transaction. NY SAP requires the reinsurer to assume all of certain risks deemed to be significant, regardless of the significance of loss potential. Assets and liabilities as a result of reinsurance transactions are netted under NY SAP but are reported gross under GAAP. Ceding commissions received in conjunction with reinsurance transactions are reported as revenue under NY SAP but are reported as a reduction of commission expense under GAAP;

•  A liability is established when the reserves ceded to an unauthorized reinsurer exceed the eligible collateral supporting the reserves. Changes to these amounts are credited or charged directly to unassigned surplus (deficit). Under GAAP, no such liability is required;

•  Investments in bonds and preferred stocks are generally carried at amortized cost under NY SAP. Under GAAP, investments in bonds and preferred stocks have one of three classifications. Those classified as held-to-maturity are carried at amortized cost, those classified as available-for-sale are carried at estimated fair value with adjustments for changes in estimated fair value recorded as a component of equity and those classified as trading are carried at estimated fair value with adjustments for changes in estimated fair value recorded through earnings;

•  Investments in mortgage loans that are impaired are reported at the estimated fair value of the underlying collateral less estimated costs to obtain and sell such collateral. If the estimated fair value of the impaired loan subsequently increases, the mortgage loan's carrying value may not be adjusted to reflect this increase in value. Under GAAP, impaired mortgage loans may also be assessed using observable market price or discounted cash flow ("DCF") methodologies using the loan's original effective interest rate. If the value of the impaired mortgage loan subsequently increases, under GAAP, the mortgage loan's carrying value may be adjusted to reflect this increase, through a decrease in a specific valuation allowance;

•  The Company establishes a general valuation allowance when the amount of the loan loss contingency is greater than the mortgage component of the asset valuation reserve ("AVR"). The amount recorded is the excess of the loss contingency amount over the mortgage component of the AVR, with an offset to net unrealized capital gains and (losses). Under GAAP, the required allowance for credit losses is recorded as a reduction to net carrying value with an offset to realized gains and losses;

•  An AVR liability is established, based upon a formula prescribed by the NAIC, to offset potential credit-related investment losses on all invested assets. Changes in the AVR are charged or credited directly to surplus. Under GAAP, no such reserve is required;

•  An IMR is established to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into net investment income over the remaining years to expected maturity of the assets sold; whereas under GAAP, available-for-sale bonds and mortgage loan gains and losses on disposal are reported in earnings in the period that the assets are sold;

•  Most derivatives that do not meet the criteria for hedge accounting are carried at estimated fair value with changes in their estimated fair value reported in changes in capital and surplus. Under GAAP, if a derivative not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses), a component of net income. An embedded derivative that is not clearly and closely related to the economic characteristics of the host contract and that meets certain other criteria is bifurcated from the host contract and accounted for separately at estimated fair value;

•  Deferred income tax is calculated based on temporary differences between NY SAP and tax-basis reporting, subject to certain asset admission limitations for DTA, rather than the difference between GAAP and tax-basis reporting, without such asset admission limitations;

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

•  Certain items, including modifications to required policy reserves resulting from changes in reserve methodologies, are recorded directly to unassigned surplus (deficit) rather than being reflected in income under GAAP;

•  For loss contingencies, when no amount within management's estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued; whereas under GAAP, the minimum amount in the range is accrued. In addition, the timing of recognition of certain costs related to loss contingencies may be different;

•  Gains on certain economic transactions with related parties, defined as arm's-length transactions, resulting in the transfer of risks and rewards of ownership and considered permanent, are recognized under NY SAP rather than deferred until the assets are sold to third parties as required under GAAP;

•  Separate Account assets, liabilities, income and expenses are reflected using a summarized presentation in the financial statements under NY SAP; under GAAP only separate accounts where all of the investment risk is borne by the policyholder quantify for summarized presentation.

Accounting Changes and Correction of Errors

Accounting Changes

In June 2024, the Company reclassified $541 million from Unassigned funds to Other than special surplus in accordance with guidance from the NYDFS. The reclassification represents the cumulative balance of unamortized deferred reinsurance gains. Going forward, such gains will be recognized in Unassigned funds as earnings emerge on the reinsured business.

Correction of Errors

The Company had no correction of errors during 2024.

Reclassifications

Certain amounts in the 2023 statutory financial statements were reclassified to conform with the 2024 presentation.

GAAP Equity and Income (Unaudited)

GAAP consolidated net income (loss) attributable to the Company was $34 million and ($9) million for the years ended December 31, 2024 and 2023, respectively. GAAP consolidated stockholder's equity was $699 million and $654 million at December 31, 2024 and 2023, respectively.

Use of Estimates

The preparation of financial statements requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements. Management is also required to disclose contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

Investments

Income from investments, including amortization of premium, accretion of discount and similar items, is recorded within net investment income, unless otherwise stated herein. Other-than-temporary impairments ("OTTI") losses are recorded as realized capital losses, the cost basis of the investment is reduced and the revised cost basis is not adjusted for subsequent recoveries in value.

Bonds are generally stated at amortized cost, unless they have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value. Unrealized capital losses on bonds having a NAIC designation of 6 are charged directly to surplus. Interest and prepayment fees are recorded when earned. Amortization of premium or accretion of discount is calculated using the effective yield method taking into consideration specified interest and principal provisions over the life of the bonds or estimated timing and amount of prepayments of underlying loans for commercial mortgage-backed securities ("CMBS"), residential mortgage-backed securities ("RMBS") and asset-backed securities ("ABS") (collectively "loan-backed securities"). Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities and ABS are estimated using inputs obtained from third party specialists, and are based on management's knowledge of the current market. For credit- sensitive mortgage-backed

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

securities and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed securities and ABS, the effective yield is recalculated on a retrospective basis.

For loan-backed securities, the NAIC relies on the second lowest NAIC Credit Rating Provider ("CRP") rating to determine the initial NAIC designation. The second lowest CRP rating is used to determine the carrying value of the security, which is based on the NAIC's estimate of expected losses, using an NAIC published formula. The carrying value of the security determines its final NAIC designation. This methodology does not apply to NAIC 1 and NAIC 6 securities which are rated at the second lowest CRP designation. Loan-backed and structured securities are stated at either amortized cost or the lower of amortized cost or fair market value.

The Company periodically evaluates bonds for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 3 "Evaluating Temporarily Impaired Bonds for OTTI". Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) both the Company's intent to sell a security before the recovery of its estimated fair value and its intent and ability to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost; (vii) unfavorable changes in forecasted cash flows on mortgage-backed securities and ABS; (viii) the potential for impairments due to weakening foreign currencies on foreign currency denominated bonds that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

The Company recognizes an OTTI loss in earnings for a loan-backed security in an unrealized loss position when it is anticipated that the amortized cost basis will not be recovered. In such situations, the OTTI loss recognized in earnings is the entire difference between the security's amortized cost and its estimated fair value only when either: (i) the Company intends to sell the security or (ii) the Company does not have the intent and ability to retain the security for the time sufficient to recover the amortized cost basis. Non-interest related OTTI losses are recorded through the AVR and interest related losses through the IMR. If neither of the two conditions exists, and the Company has the intent and ability to hold the security but does not expect to recover the entire amortized cost, the difference between the amortized cost basis of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI loss.

The determination of estimated fair values for securities and other investments is described in Note 2.

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium, discount or deferred fees, and are net of valuation allowances. Interest income and prepayment fees are recorded when earned. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premium and accretion of discount are recorded using the effective yield method. Gains and losses from sales of loans are recorded in net realized capital gains (losses).

Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Valuation allowances are established both on a loan specific basis and, in certain circumstances described below, for pools of loans. Valuation allowances are determined separately for each of the loan portfolio segments: commercial and agricultural. In conjunction with the valuation allowance process, management identifies mortgage loans to be placed on a nonaccrual status at which time the Company recognizes income on the cash method.

Specific valuation allowances are established using the same methodology for both portfolio segments and a common evaluation framework is used for establishing general valuation allowances for the loan portfolio segments; however, a separate general valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs that are unique to each loan portfolio segment. The Company records specific valuation allowances for impaired mortgage loans when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

contractual terms of the loan agreement. Based on the facts and circumstances of the individual mortgage loans being impaired, loan specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the loan's underlying collateral (as determined by acceptable appraisal methodologies) less estimated costs to obtain and sell such collateral. Changes in these loan specific valuation allowances are reported within net realized capital gains (losses). General valuation allowances are established for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loans with similar loan-to-value or similar debt service coverage ratio factors. A loss contingency exists when, based on experience, it is probable that a credit event has occurred and the amount of credit loss can be reasonably estimated. These evaluations are based upon several loan portfolio segment specific factors, including the Company's experience with loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years or more of historical experience in these evaluations. These evaluations are revised as conditions change and new information becomes available. The general valuation allowance is established when the amount of the loan loss contingency is greater than the mortgage component of the AVR, and the amount recorded is the excess of the loss contingency amount over the mortgage component of the AVR. If the mortgage component of the AVR is greater than the loss contingency amount, no general valuation allowance is recorded. Changes in the general valuation allowance are included in change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

All commercial loans are monitored on an ongoing basis which may include an analysis of the property's financial statements and rent rolls, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios and tenant creditworthiness. The monitoring process for commercial loans focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews of the agricultural loan portfolio on a geographic and sector basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis, by aggregating groups of loans that have similar risk characteristics for potential credit loss. General valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to- value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the loan portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

The Company may grant concessions related to a particular borrower's financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the recurring portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Cash equivalents, which are short-term, highly liquid securities and other investments with original maturities of three months or less at date of purchase, are stated at amortized cost, except for securities which have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Other invested assets consist of investments in surplus notes, an investment in the equity tranche of a collateralized loan obligation and a real estate joint venture.

Investments in surplus notes are carried at amortized cost.

The investment in the equity tranche of collateralized loan obligation is accounted for under the equity method.

Real estate joint ventures are carried at the underlying audited GAAP equity, with the Company's share of undistributed earnings and losses included in change in General Account net unrealized capital gains (losses) which is credited or charged directly to surplus. Dividends or distributions received are recognized to the extent they are not in excess of undistributed accumulated earnings. Dividends and distributions in excess of undistributed accumulated earnings are recorded as a reduction to the carrying value of the investment. The Company also periodically evaluates the joint ventures' unrealized losses for recoverability. In addition to the joint ventures performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairment. The Company considers financial and other information provided by such entities, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

Derivatives

The Company may be exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. All of the Company's derivatives are bilateral contracts between two counterparties. The Company uses options, swaps, and caps to manage risks that may include interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. Derivative hedges are designed to reduce risk on an economic basis while considering their impact on accounting results and statutory capital.

NY SAP restricts the Company's use of derivatives to: (i) hedging activities intended to offset changes in the estimated fair value of assets held, obligations and anticipated transactions; (ii) income generation transactions to generate additional income or return on covering assets; and (iii) RSATs to reproduce the investment characteristics of otherwise permissible investments. The Company is prohibited from using derivatives for speculation. OTC derivatives are carried on the Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus either as derivative assets or derivative liabilities.

The Company does not offset the values recognized for derivatives executed with the same counterparty under the same master netting agreement. This policy applies to the recognition of derivative assets and derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

To qualify for hedge accounting under SSAP No. 86, Derivatives ("SSAP 86"), at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of the variability of cash flows to be received or paid related to a forecasted transaction or a recognized asset or liability ("cash flow hedge"). In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company may hold cash flow and fair value derivatives that hedge various assets and liabilities including bonds, mortgage loans, and liability portfolios; the derivatives that hedge those assets and liabilities are valued in a manner consistent with the underlying hedged item, if the derivatives meet the criteria for highly effective hedges. Bonds that have an NAIC designation of 1 through 5 are carried at amortized cost; therefore, the derivatives hedging such bonds are also carried at amortized cost. Bonds that have an NAIC designation of 6 are carried at the lower of amortized cost or estimated fair value; therefore, the derivatives hedging such bonds are also carried at the lower of amortized cost or estimated fair value. Mortgage loans are carried at amortized cost; therefore, the derivatives hedging mortgage loans are also carried at amortized cost. Any hedged liabilities of the Company are carried at amortized cost; therefore, the derivatives hedging liabilities are also carried at

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

amortized cost. Effective foreign currency swaps have a foreign currency adjustment reported in capital and surplus pursuant to SSAP 86 by using the same procedures as used to translate the hedged item.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the Company removes the designation of the hedge.

When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative is carried at its estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. If the hedged item is sold, the gain or loss on the derivative is realized but is subject to the IMR.

To the extent the Company does not designate a derivative for hedge accounting, the derivative is carried at estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

Cash flows associated with purchases and sales of derivative instruments, including realized gains and losses and unrealized gains and losses are recognized in cash from investments. Cash flows associated with other income from with derivative instruments are recognized in cash from operations.

Insurance Reserves and Annuity and Other Fund Reserves

Reserves for permanent plans of individual life insurance, universal life plans and certain term plans are computed principally on the Net Level Premium Method, the Commissioners' Reserve Valuation Method, or using the principle based requirements of Reg 213, as appropriate. Reserves for other life insurance policies are computed on the Net Level Premium Method or the Commissioners' Reserve Valuation Method, as appropriate. Reserves for group and individual annuity contracts are computed on CARVM or using the principle based requirements of Reg 213, as appropriate. The reserves are based on mortality, morbidity and interest rate assumptions prescribed by New York Insurance Law. Such reserves are sufficient to provide for contractual surrender values.

Periodically, to reflect changes in circumstances or regulatory requirements, the Company may change the assumptions, methodologies or procedures used to calculate reserves. Primarily, the changes in methodologies and procedures, or changes in "valuation basis," are recorded as direct adjustments to surplus cumulatively in the accounting year applied, whereas generally, changes in reserves, including certain actuarial assumptions, are reflected in net income.

Reserves for deposit-type contracts, which do not subject the reporting entity to any risks arising from policyholder mortality or morbidity, are equal to deposits received and interest credited to the benefit of contract holders, less fees and other charges assessed and surrenders or withdrawals that represent a return to the contract holders.

Asset Valuation Reserve and Interest Maintenance Reserve

The Company has established an AVR and IMR for the General Account and Separate Account investments, where required. An AVR is established for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, and any Separate Accounts, not carried at estimated fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related Federal income tax. IMR amortization, as calculated under the Grouped Method as specified by NY SAP, is included in net investment income. Net realized capital gains (losses) are presented net of Federal income tax expense or benefit and IMR transfer. The IMR can be either an asset or a liability, with the asset subject to certain recognition limits as prescribed by NY SAP.

Income

In general, premiums are recognized as income when due from policyholders under the terms of the insurance contract. Investment income is recognized as income when earned. The earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. Other income (loss) primarily includes management fees relating to Separate Account contracts.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Benefits and Expenses

Expenses, including policy acquisition costs and Federal income tax, are charged to operations as incurred. Amounts received as payment for and amounts representing return of policyholder balances relating to deposit-type contracts are not reported as income or benefits but are recorded directly to the liability for deposit-type contracts.

Foreign Currency Translation

The Company holds investments denominated in foreign currencies, which are carried at the foreign exchange spot rate at the end of the year. Any increases or decreases in the carrying amount of the Company's investments denominated in foreign currencies due to changes in exchange rates between years are recorded as a change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

Separate Account Operations

Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities. Investments (generally stated at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities. Investment income and realized and unrealized capital gains (losses) on the investments accrue directly to contract holders and accordingly, are not reflected in the Company's Statutory Statements of Operations and Changes in Capital and Surplus and Cash Flow.

Certain other Separate Accounts guarantee levels of returns or benefits. These Separate Accounts could therefore contain assets in excess of reserves as described in SSAP No. 56, Separate Accounts. The surplus generated by the Separate Accounts that contain guaranteed levels of return or benefit is recognized as net income on the Company's Annual Statutory Statements of Operations and Changes in Capital and Surplus. At December 31, 2024 and 2023, there was no seed money invested in the various Separate Accounts.

Income Tax

Beginning with the year ended December 31, 2023, Brighthouse and certain of its subsidiaries, including the Company (collectively the "Consolidating Companies") file a consolidated return. In furtherance thereof, such parties joined a new tax sharing agreement, pursuant to which federal taxes are computed on a modified separate return basis with benefit for losses.

The future tax consequences of temporary differences between statutory financial reporting and tax basis of assets and liabilities are measured at the financial reporting dates and are recorded as DTA and liabilities, subject to certain limitations. Changes in DTA and deferred income tax liabilities ("DTL"), including changes attributable to changes in tax rates and changes in tax status, if any, are recognized as a separate component of gains and losses in unassigned surplus (deficit).

DTA are limited to: (i) an amount expected to be realized within the applicable period that is no greater than the applicable percentage of statutory capital and surplus as required to be shown on the statutory balance sheet for the current reporting period's statement, adjusted to exclude any net DTA plus; (ii) the amount of remaining gross DTA that can be offset against existing gross DTL. Any remaining DTA are nonadmitted.

The realization of DTA depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that DTA will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

•  the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

•  the jurisdiction in which the DTA was generated;

•  the length of time that carryforwards can be utilized in the various taxing jurisdictions;

•  future taxable income exclusive of reversing temporary differences and carryforwards;

•  future reversals of existing taxable temporary differences;

•  taxable income in prior carryback years; and

•  tax planning strategies.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on DTA significantly change or when receipt of new information indicates the need for an adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income taxes and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest and penalties as a component of income tax expense.

Related Party Transactions

A transaction between related parties involving the exchange of assets or liabilities is classified as either an economic transaction or a non-economic transaction. An economic transaction is defined as an arm's-length transaction which results in the transfer of risks and rewards of ownership and represents a consummated act thereof, i.e., "permanence." Non-economic transactions between the Company and a related party insurance entity are recorded at the lower of existing book values or estimated fair values at the date of the transaction. Non-economic transactions between the Company and related parties that are not insurance entities are recorded at the estimated fair value at the date of the transaction; however, to the extent that the transaction results in a gain, an offsetting unrealized capital loss and liability is recorded to defer any impact on surplus. Economic transactions between the Company and other related parties are recorded at estimated fair value at the date of the transaction. To the extent that the related parties are affiliates under control of the Company, the Company defers the effects of such transactions that result in gains or increases in surplus by recording an offsetting unrealized capital loss and liability. A transaction involving services between related parties is recorded at the amount charged and is generally subject to regulatory approval.

Note 2 — Fair Value Information

Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Estimated Fair Value of All Financial Instruments

Information related to the aggregate fair value of financial instruments is shown below at December 31, (in millions):

	2024
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$1,512	$1,691	$100	$1,412	$—
Preferred stocks	1	1	—	—	1
Mortgage loans	169	186	—	—	169
Cash, cash equivalents and short-term investments	163	163	163	—	—
Derivative assets (1)	237	235	—	237	—
Other invested assets	14	19	—	14	—
Investment income due and accrued	14	14	—	14	—
Separate Account assets	9,611	9,986	321	8,409	881
Total assets	$11,721	$12,295	$584	$10,086	$1,051
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$13	$13	$—	$—	$13
Derivative liabilities (1)	10	10	—	10	—
Payable for collateral received	112	112	—	112	—
Separate Account liabilities	—	—	—	—	—
Total liabilities	$135	$135	$—	$122	$13
	2023
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$1,645	$1,796	$116	$1,528	$1
Preferred stocks	3	3	—	—	3
Mortgage loans	210	228	—	—	210
Cash, cash equivalents and short-term investments	242	242	242	—	—
Derivative assets (1)	140	137	—	140	—
Other invested assets	15	19	—	15	—
Investment income due and accrued	15	15	—	15	—
Separate Account assets	8,429	8,808	148	7,375	906
Total assets	$10,699	$11,248	$506	$9,073	$1,120
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$14	$14	$—	$—	$14
Derivative liabilities (1)	10	10	—	10	—
Payable for collateral received	44	44	—	44	—
Separate Account liabilities	2	2	—	2	—
Total liabilities	$70	$70	$—	$56	$14

(1)  Classification of derivatives is based on each derivative's positive (asset) or negative (liability) book/adjusted carrying value, which equals the net admitted assets and liabilities.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 —  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 —  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Determination of Estimated Fair Value

The Company defines estimated fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In general, the estimated fair value of investments classified within Level 1 are based on quoted prices in active markets that are readily and regularly obtainable. These investments are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment. Investments classified within Level 3 use many of the same valuation technique and inputs as described in the Level 2 discussions. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing such investments to be classified in Level 3.

Bonds, Preferred Stock, Cash, Cash Equivalents and Short-term Investments

For Level 1 assets, the estimated fair value is determined using quoted prices in active markets that are readily and regularly obtainable. Additionally, as the estimated fair value for cash approximates carrying value, due to the nature of cash, it is classified as Level 1.

For Level 2 assets, estimated fair values are determined using an income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, and duration for Level 2 assets. Privately-placed securities are valued using additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

The estimated fair value for preferred stock is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active. Generally, these investments are classified in Level 2 or Level 3. Preferred stock value using significant observable inputs are classified in Level 2 and those valued using significant unobservable inputs are classified in Level 3.

For Level 3 assets, estimated fair values are determined using a market approach. The estimated fair value is determined using matrix pricing or consensus pricing, with the primary inputs being quoted and offered prices.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Mortgage Loans

For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar mortgage loans. The estimated fair values for impaired mortgage loans are principally obtained by estimating the fair value of the underlying collateral using market standard appraisal and valuation methods. Mortgage loans valued using significant unobservable inputs are classified in Level 3.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives classified as Level 2 assets or liabilities, estimated fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Most inputs for OTC-bilateral derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect the net change in capital and surplus.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Other Invested Assets

The estimated fair value of other invested assets is determined using the methodologies as described in the above sections titled "Bonds, Preferred Stock, Cash, Cash Equivalents and Short-term Investments", based on the nature of the investment. Excluded from the disclosure are those invested assets that are not considered to be financial instruments subject to this disclosure including investments accounted for under the equity method.

Investment Income Due and Accrued

Due to the short-term nature of investment income due and accrued, the Company believes there is minimal risk of material changes in interest rates or the credit of the issuer such that estimated fair value approximates carrying value. These amounts are generally classified in Level 2.

Separate Accounts

For Level 1 assets, the estimated fair value is determined using quoted prices in active markets that are readily and regularly obtainable. Additionally, as the estimated fair value for cash equivalents carrying value, due to the nature of cash, it is classified as Level 1.

For Separate Account assets classified as Level 2 assets, estimated fair values are determined using either a market or income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary input being quoted securitization market price determined principally by independent pricing services using observable inputs or quoted prices or reported net asset value ("NAV") provided by the fund managers.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

For Level 3 assets, estimated fair values are determined using a market approach. The estimated fair value is determined using matrix pricing or consensus pricing, with the primary inputs being quoted and offered prices.

Investment Contracts Included in Reserves for Life and Health Insurance and Annuities and Liability for Deposit-Type Contracts

The fair value of investment contracts included in reserves for life and health insurance and annuities and in the liability for deposit-type contracts is estimated by discounting best estimate future cash flows based on assumptions that market participants would use in pricing such liabilities, with consideration of the Company's non-performance risk (own-credit risk) not reflected in the fair value calculation. The assumptions used in estimating these fair values are based in part on unobservable inputs classified in Level 3.

Payable for Collateral Received

The estimated fair value of amounts payable for collateral received approximates carrying value as these obligations are short-term in nature. These amounts are generally classified in Level 2.

Assets and Liabilities Measured and Reported at Estimated Fair Value at Reporting Date

Hierarchy Table

The following tables provide information about financial assets and liabilities measured and reported at estimated fair value at December 31, (in millions):

	2024
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	Total
Assets
Perpetual preferred stocks
Industrial & Miscellaneous	$—	$—	$1	$1
Total Perpetual preferred stocks	—	—	1	1
Derivative assets (1)
Interest rate	$—	$7	$—	$7
Foreign currency exchange rate	—	3	—	3
Equity market	—	216	—	216
Total Derivative assets	—	226	—	226
Separate Account assets (2)	—	4,040	—	4,040
Total assets	$—	$4,266	$1	$4,267
Liabilities
Derivative liabilities (1)
Equity market	$—	$10	$—	$10
Total liabilities	$—	$10	$—	$10

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

	2023
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	Total
Assets
Perpetual preferred stocks
Industrial & Miscellaneous	$—	$—	$—	$—
Total Perpetual preferred stocks	—	—	—	—
Derivative assets (1)
Interest rate	$—	$1	$—	$1
Foreign currency exchange rate	—	3	—	3
Equity market	—	126	—	126
Total Derivative assets	—	130	—	130
Separate Account assets (2)	—	4,126	—	4,126
Total assets	$—	$4,256	$—	$4,256
Liabilities
Derivative liabilities (1)
Equity market	$—	$10	$—	$10
Total liabilities	$—	$10	$—	$10

(1)  Derivative assets and derivative liabilities presented in the table above represent only those derivatives that are carried at estimated fair value. Accordingly, the amounts above exclude highly effective derivatives carried at amortized cost.

(2)  Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities or for those assets that are not legally insulated. Investments (stated generally at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities. Separate Account assets as presented in the table above may differ from the amounts presented in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus because certain of these investments are not measured at estimated fair value (such as institutional separate accounts carried at book value).

Rollforward Table — Level 3 Assets and Liabilities

A rollforward of the estimated fair value measurements for all assets and liabilities measured and reported at estimated fair value using significant unobservable (Level 3) inputs for their respective time periods is as follows (in millions):

	Estimated Fair Value Measurements in Level 3 of the Fair Value Hierarchy
	Balance, January 1, 2024	Transfer into Level 3 (1)	Transfer out of Level 3 (1)	Total Gains and Losses included in Net Income (2)	Total Gains and Losses included in Capital and Surplus	Purchases (3)	Sales (3)	Issuances (3)	Settlements (3)	Balance, December 31, 2024
Assets
Perpetual preferred stocks — Industrial & miscellaneous	$—	$3	$—	$—	$(2)	$—	$—	$—	$—	$1
Total	$—	$3	$—	$—	$(2)	$—	$—	$—	$—	$1

(1)  When the following activity occurs, it is reported within the transfer into Level 3 and transfer out of Level 3 columns of the rollforward schedule, as appropriate: a) securities that were measured at amortized cost at the beginning of the period, but were measured at estimated fair value at the end of the period, as estimated fair value was less than amortized cost at the end of the period — reported within transfer into Level 3 column; b) securities that were measured at estimated fair value at the beginning of the period, as estimated fair value was less than amortized cost at the beginning of the period, but were measured at amortized cost at the end of the period, as estimated fair value was greater than amortized cost at the end of the period — reported within transfer out of Level 3 column; c) transfers of securities between sector classifications that are

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

not transfers into or out of Level 3. Total gains and (losses) (in earnings and capital and surplus) are calculated assuming transfers into (out) of Level 3 occurred at the beginning of the period. Items transferred into and out in the same period are excluded from the rollforward.

(2)  Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)  The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/ settlement proceeds (for sales and settlements based upon the actual date purchased/issued or sold/settled.

There were no assets and liabilities measured and reported at estimated fair value using significant unobservable (Level 3) inputs for the year ended December 31, 2023

See "Determination of Estimated Fair Value" above for a description of the valuation technique(s) and the inputs used in the fair value measurement for assets and liabilities measured and reported at fair value.

Transfers between Levels

Transfers between levels are assumed to occur at the beginning of the annual period. During the years ended December 31, 2024 and 2023, excluding securities that changed measurement basis to fair value that is reported within transfers in the table above, there were no transfers between levels.

Note 3 — Investments

Bonds and Preferred Stocks by Sector

The following table presents the book/adjusted carrying value, gross unrealized gains and losses and estimated fair value of bonds and preferred stocks owned at December 31, (in millions):

	2024				2023
	Book/ Adjusted Carrying	Gross Unrealized		Estimated	Book/ Adjusted Carrying	Gross Unrealized		Estimated
	Value	Gains	Losses	Fair Value	Value	Gains	Losses	Fair Value
Bonds
U.S. corporate	$917	$2	$121	$798	$942	$5	$100	$847
RMBS	176	2	11	167	195	3	10	188
Foreign corporate	166	—	14	152	189	1	14	176
CMBS	163	—	10	153	158	—	16	142
U.S. government and agency	147	—	14	133	176	—	10	166
State and political subdivision	84	1	11	74	90	2	9	83
ABS	32	—	2	30	40	—	2	38
Foreign government	6	—	1	5	6	—	1	5
Total bonds	$1,691	$5	$184	$1,512	$1,796	$11	$162	$1,645
Preferred Stocks
Preferred	$1	$—	$—	$1	$3	$—	$—	$3

The Company did not hold any non-income producing bonds at December 31, 2024 and 2023.

Maturities of Bonds

The book/adjusted carrying value and estimated fair value of bonds, by contractual maturity, were as follows at December 31, 2024 (in millions):

	Book/Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$105	$104
Due after one year through five years	313	304
Due after five years through ten years	247	229
Due after ten years	655	525
Subtotal	1,320	1,162
Loan-backed securities	371	350
Total	$1,691	$1,512

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Bonds not due at a single maturity date have been presented in the year of final contractual maturity. Loan-backed securities are shown separately, as they are not due at a single maturity.

Cash equivalents and short-term investments have original contractual maturities of one year or less.

Continuous Gross Unrealized Losses for Bonds — By Sector

The following table presents the estimated fair value and gross unrealized losses of bonds in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous gross unrealized loss position at December 31, (in millions, except number of bonds):

	2024				2023
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
U.S. corporate	$103	$3	$625	$118	$16	$1	$724	$99
RMBS	22	1	89	10	33	1	77	9
Foreign corporate	18	—	120	14	1	—	146	14
CMBS	6	—	136	10	—	—	140	16
U.S. government and agency	—	—	133	14	31	1	121	9
State and political subdivision	7	1	43	10	1	—	53	9
ABS	3	—	23	2	3	—	32	2
Foreign government	—	—	5	1	—	—	5	1
Total bonds	$159	$5	$1,174	$179	$85	$3	$1,298	$159
Total number of bonds in an unrealized loss position	88		515		29		549

Loan-backed Security Holdings — OTTI Losses

The Company did not impair any loan-backed securities to estimated fair value during the years ended December 31, 2024 and 2023 because of either (i) an intent to sell the security or (ii) the inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost.

The Company did not impair any loan-backed securities to the estimated present value of projected future cash flows expected to be collected during the year ended December 31, 2024.

Evaluating Temporarily Impaired Bonds for OTTI

As more fully described in Note 1, the Company performs a regular evaluation, on a security-by- security basis, of its securities holdings in accordance with its OTTI policy in order to evaluate whether such investments are other than temporarily impaired. These securities were included in the Company's OTTI review process. With respect to loan-backed securities in the bond portfolio, the Company performs scenario analyses. The scenarios attempt to project future delinquencies and principal losses. Based upon the Company's current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other than temporarily impaired. Future impairments will depend primarily on economic fundamentals, issuer performance (including changes in estimated present value of projected future cash flows to be collected) and changes in credit ratings, collateral valuations, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, additional impairments may be incurred in upcoming periods.

Gross unrealized losses on bonds increased $22 million during the year ended December 31, 2024 to $184 million from $162 million at December 31, 2023. The increase in gross unrealized losses for the year ended December 31, 2024 was primarily attributable to increasing interest rates.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

NAIC Designation of 5GI

As of December 31, 2024, the Company held three securities with a NAIC designation of 5GI with both a book/adjusted carrying value and an estimated fair value of $2 million. As of December 31, 2023, the Company held three security with a NAIC designation of 5GI with both a book/adjusted carrying value and an estimated fair value of $4 million.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at December 31, (dollars in millions):

	2024		2023
	Amount	Percent	Amount	Percent
Commercial	$142	76%	$182	80%
Agricultural	44	24	46	20
Total mortgage loans	$186	100%	$228	100%

At December 31, 2024 and 2023, the Company had mortgage loan participations of $173 million and $215 million, respectively.

Valuation Allowance by Portfolio Segment

At both December 31, 2024 and 2023, there were no valuation allowances on mortgage loans.

Geographic Diversification, Loan Origination and Interest Rate Changes

Mortgage loans are collateralized by real estate primarily located in the United States and are diversified by geographic region. States where the associated real estate was located that were 5% or more of the Company's total mortgage loans at December 31, 2024 were as follows:

State	Percent of Total Mortgage Loans
California	19%
Florida	17
New York	15
Washington	11
Colorado	9
Alabama	5
Total	76%

Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. From time to time, the Company may originate loans in excess of 75% of the purchase price of the underlying real estate, if underwriting risk is sufficiently within the Company's standards. The Company did not originate mortgage loans during the years ended December 31, 2024 and 2023.

The Company did not fund mortgage loans during the years ended December 31, 2024 and 2023.

The Company did not reduce interest rates on mortgage loans during the years ended December 31, 2024 and 2023.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Credit Quality of Commercial Mortgage Loans

Information about the credit quality of commercial mortgage loans is presented below at December 31, (dollars in millions):

	2024
	Recorded Investment
	Debt Service Coverage Ratios
Loan-to-value ratios:	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total
Less than 65%	$76	$—	$—	$76	53%
65% to 75%	7	13	—	20	14
76% to 80%	5	—	—	5	4
Greater than 80%	31	1	9	41	29
Total	$119	$14	$9	$142	100%
	2023
	Recorded Investment
	Debt Service Coverage Ratios
Loan-to-value ratios:	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total
Less than 65%	$84	$12	$—	$96	52%
65% to 75%	43	—	9	52	29
76% to 80%	29	—	—	29	16
Greater than 80%	2	—	3	5	3
Total	$158	$12	$12	$182	100%

Credit Quality of Agricultural Mortgage Loans

For the years ended December 31, 2024 and 2023, all agricultural mortgage loans had a loan to value ratio of less than 65%.

Age Analysis and Nonaccrual Status of Mortgage Loans

The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as current at both December 31, 2024 and 2023. The Company defines delinquent mortgage loans, consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans — 60 days and agricultural mortgage loans — 90 days. The Company had no mortgage loans past due and no mortgage loans in nonaccrual status at either December 31, 2024 or 2023.

Impaired Mortgage Loans

The Company had no impaired mortgage loans at either December 31, 2024 or 2023.

Mortgage Loans Modified in a Troubled Debt Restructuring

The Company had no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2024 and 2023.

Concentrations of Credit Risk

Investments in any counterparty that were greater than 10% of surplus included U.S. government and agency securities with a book/adjusted carrying value of $153 million and $180 million at December 31, 2024 and 2023, respectively.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Restricted Assets

The table below provides a summary of restricted assets at book/adjusted carrying value at December 31, (dollars in millions):

	2024			2023
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
State deposits	$1	0.0%	0.0%	$1	0.0%	0.0%
Derivatives collateral	10	0.1	0.1	1	0.0	0.0
Total	$11	0.1%	0.1%	$2	0.0%	0.0%

Derivatives

Types of Derivatives

The table below provides a summary of the notional amount, book/adjusted carrying value, estimated fair value and primary underlying risk exposure by type of derivative held at December 31, (in millions):

		2024			2023
Primary Underlying Risk Exposure	Instrument Type	Notional Amount	Book/ Adjusted Carrying Value	Estimated Fair Value	Notional Amount	Book/ Adjusted Carrying Value	Estimated Fair Value
Foreign currency exchange rate	Foreign currency swaps	$85	$12	$14	$93	$10	$13
Interest rate	Interest rate caps	1,100	7	7	800	1	1
	Interest rate swaps	17	—	—	—	—	—
Equity market	Equity index options	1,164	206	206	874	116	116
	Total rate of return swaps	4	—	—	—	—	—
	Equity Futures	7	—	—	—	—	—
	Total	$2,377	$225	$227	$1,767	$127	$130

Foreign Currency Exchange Rate Derivatives

The Company uses foreign currency exchange rate derivatives, including foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party.

Equity Market Derivatives

The Company uses equity derivatives to reduce its exposure to equity market risk, including equity index options and total rate of return swaps.

Equity index options are used by the Company to hedge index-linked annuity products against adverse changes in equity markets. In an equity index option transaction, the Company enters into contracts to buy or sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash, based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

Total rate of return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a floating rate, most commonly Fed Funds, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

agreements that provide for a single net payment to be made by the counterparty at each due date. Total rate of return swaps are used by the Company to hedge index-linked annuity products against adverse changes in equity markets.

Exchange-traded equity futures are used by the Company to manage equity risks related to index- linked annuities. In exchange-trade equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. In certain instances, the Company may lock in the economic impact of existing exchange-traded equity futures by entering into offsetting positions.

Interest Rate Derivatives

The Company uses interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate caps.

Interest rate caps are purchased by the Company primarily to protect against interest rate exposure arising from duration mismatches between assets and liabilities. At the outset of the contract, the Company pays a premium for the right to receive the cash payments equal to the excess of the market rate over the strike price multiplied by the notional amount, if the observed reference interest rate is above the strike level of the cap on the applicable reset date. In certain instances, the Company may lock in the economic impact of existing purchased caps by entering into offsetting written caps.

Interest rate swaps are used by the Company to manage interest rate risks related to index-linked annuities. In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. In certain instances, the Company may lock in the economic impact of existing interest rate swaps by entering into offsetting positions.

Hedging

Cash Flow Hedges

The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the effectiveness requirements of SSAP 86.

All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

For the years ended December 31, 2024 and 2023, there were no gains (losses) related to cash flow derivatives designated as cash flow hedges that no longer qualify for hedge accounting or for which the Company removed the hedge designation.

In certain instances, the Company may discontinue cash flow hedge accounting because it is no longer probable that the forecasted transaction will occur by the end of the originally specified time period or within two months of the anticipated date. For the years ended December 31, 2024 and 2023, there were no gains (losses) related to such discontinued cash flow hedges.

There were no hedged forecasted transactions for the years ended December 31, 2024 and 2023.

Non-qualifying Derivatives

The Company enters into the following derivatives that do not qualify for hedge accounting under SSAP 86: (i) interest rate caps and interest rate swaps to economically hedge its exposure to interest rates; (ii) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; and (iii) equity index options, total rate of return swaps, and equity futures to hedge its exposure to equity risks.

Derivatives for Other than Hedging Purposes

The Company held no derivatives for other than hedging purposes during the years ended December 31, 2024 and 2023.

Off-Balance Sheet Risk and Credit Risk

The table below summarizes the notional amount of the Company's financial instruments (derivatives that are designated as effective hedging instruments) with off-balance sheet credit risk at December 31, (in millions):

	Asset		Liability
	2024	2023	2024	2023
Foreign currency swaps	$33	$52	$—	$—

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which may require both the pledging and accepting of collateral in connection with its OTC derivatives.

Off-balance sheet credit exposure is the excess of positive estimated fair value over positive book/ adjusted carrying value for the Company's highly effective hedges at the reporting date. All collateral received from counterparties to mitigate credit-related losses is deemed worthless for the purpose of calculating the Company's off-balance sheet credit exposure. The off-balance sheet credit exposure of the Company's swaps was $3 million for both years ended December 31, 2024 and 2023.

The Company enters into various collateral arrangements, which may require both the pledging and accepting of collateral in connection with its derivatives. The table below summarizes the collateral pledged in connection with its OTC derivatives at December 31, (in millions):

	Securities (1)
	2024	2023
Initial Margin:
OTC-bilateral	$9	$—
Variation Margin:
OTC-bilateral	—	1
Total OTC	$9	$1
Initial Margin:
Futures	$1	$—

(1)  Securities pledged as collateral are reported in bonds. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

The table below summarizes the collateral received by the Company in connection with its OTC derivatives as of December 31, (in millions):

	Cash (1)		Securities (2)		Total
	2024	2023	2024	2023	2024	2023
Initial Margin:
OTC-bilateral	$—	$—	$9	$1	$9	$1
Variation Margin:
OTC-bilateral	112	44	38	2	150	46
	$112	$44	$47	$3	$159	$47

(1)  Cash collateral received is reported in cash, cash equivalents and short-term investments and the obligation to return the collateral is reported in aggregate write-ins for liabilities as cash collateral received on derivatives.

(2)  Securities collateral received is held in separate custodial accounts and is not reflected in the financial statements.

The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that party reaches a minimum transfer amount. In addition, the Company's netting agreements for derivatives contain provisions that require both the Company

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

and the counterparty to maintain a specific investment grade credit rating from each of Moody's Investors Service ("Moody's") and Standard and Poor's Ratings Service ("S&P"). If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

Certain of the Company's derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is accounted for separately from the estimated fair value of each derivative.

The table below summarizes the net amount of undiscounted future settled premium payments (receipts), by year, as of December 31, 2024 (in millions):

Fiscal Year	Net Undiscounted Future Settled Premium Payments (Receipts)
2025	$20
2026	23
2027	15
2028	19
Thereafter	20
Total	$97

The following table summarizes the estimated fair value of the Company's derivatives with future settled premiums and the estimated fair value impact thereof as of December 31, (in millions):

	2024	2023
Net undiscounted future premium payments (receipts)	$97	$100
Estimated fair value of derivative net assets (liabilities), including discounted future premiums	$83	$26
Estimated fair value of derivative net assets (liabilities), excluding discounted future premiums	$171	$116

Net Investment Income

The components of net investment income for the years ended December 31, were as follows (in millions):

	2024	2023
Bonds	$71	$69
Mortgage loans	7	9
Cash and cash equivalents	11	22
Derivatives	1	(89)
Other invested assets	6	4
Gross investment income	96	15
Less: investment expenses	11	21
Net investment income, before IMR amortization	85	(6)
IMR amortization	(1)	—
Net investment income	$84	$(6)

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Net Realized Capital Gains (Losses), Net of Federal Income Tax and Interest Maintenance Reserve Transfer

Net realized capital gains (losses) on investments and derivatives for the years ended December 31, were as follows (in millions):

	2024	2023
Bonds	$(10)	$(3)
Derivatives	9	534
Net realized capital gains (losses), before Federal income tax	(1)	531
Less: Federal income tax expense (benefit)	(2)	(1)
Net realized capital gains (losses), before IMR transfer	1	532
IMR transfer, net of Federal income tax expense (benefit) of $2 million and less than $1 million, respectively	(8)	(2)
Net realized capital gains (losses), net of Federal income tax and IMR transfer	$9	$534

Proceeds from Sales and Disposals and Realized Capital Gains (Losses) on Bonds

Proceeds from sales or disposals of bonds and the related gross realized capital gains (losses) on bonds determined on a specific identification basis were as follows for the years ended December 31, (in millions):

	2024	2023
Proceeds from sales and disposals	$241	$90
Gross realized capital gains on sales	$1	$—
Gross realized capital losses on sales	$(10)	$(2)
Foreign exchange capital losses on sales	$(1)	$—
OTTI losses — bonds	$—	$(1)

Prepayment Penalty and Acceleration Fees

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature. The number of securities sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee were as follows for the years ended December 31, (in millions, except number of securities):

	2024	2023
Number of CUSIPs	1	2
Aggregate Amount of Investment Income (1)	$—	$—

(1)  Aggregate Amount of Investment Income for the year ended December 31, 2024 and 2023 was less than $1 million.

Interest Income Due and Accrued

The gross, nonadmitted amounts for interest income due and accrued as of December 31, 2024 were as follows (in millions):

Interest Income Due and Accrued:

1 Gross	$14
2 Nonadmitted	—
3 Admitted	$14

As of December 31, 2024, the Company had aggregate deferred interest of $0.

As of December 31, 2024, the Company had cumulative amounts of paid-in-kind ("PIK") interest included in the current principal balance of $2 million.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Note 4 — Related Party Information

Service Agreements

The Company is a party to service agreements with its affiliates, including, but not limited to, Brighthouse Services, LLC, that provide for a broad range of services to be rendered and facilities and equipment to be provided. Services, facilities and equipment are requested by the recipient as deemed necessary for its operations. These agreements involve cost allocation arrangements, under which the recipient pays the provider for all expenses, direct and indirect, reasonably and equitably determined to be attributable to the services, facilities and equipment provided. There are also a number of other service arrangements with affiliates pursuant to which the provider, at the request of the recipient, renders specified services for a stated fee. Income and expenses under these agreements are reflected in other income (loss) and insurance expenses and taxes (other than Federal income and capital gains taxes), respectively, on the Statutory Statements of Operations and Changes in Capital and Surplus.

Marketing, Selling and Distribution Agreements

The Company has entered into marketing and selling agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements.

Reinsurance Agreements

The Company has reinsurance agreements with its parent, Brighthouse Insurance.

Information regarding the significant effects of ceded related party reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus are as follows for the years ended December 31, (in millions):

	2024	2023
Premiums and annuity considerations	$(966)	$(4,640)
Reserve adjustments on reinsurance ceded	$368	$4,039
Benefit payments	$(1,024)	$(471)
Changes to reserves, deposit funds and other policy liabilities	$(1,001)	$(1,131)

Information regarding the significant effects of ceded related party reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus are as follows at December 31, (in millions):

	2024	2023
Reserves for life insurance, annuities and deposit-type contracts	$(3,133)	$(2,133)

Information regarding the significant effects of ceded related party deferred gains on reinsurance, net of income tax, which are recognized as an adjustment to surplus are as follows at December 31, (in millions):

	2024	2023
Balance at beginning of year	$283	$138
Capitalization of deferred gain on reinsurance	—	160
Amortization of deferred gains on reinsurance	(41)	(15)
Balance at end of year	$242	$283

The Company has reinsurance agreements with Brighthouse Insurance to cede 100% of certain variable annuities and 100% of the living and death benefit guarantees issued in connection with variable annuities. Financial impacts recorded by the Company as a result of this agreement are as follows at December 31, (in millions):

	2024	2023
Reserves for life insurance, annuities and deposit-type contracts	$766	$638
Premiums and annuity considerations	$49	$83
Reserve adjustments on reinsurance ceded	$442	$332
Benefit payments	$414	$339

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

On October 1, 2023, the Company entered into a reinsurance agreement with Brighthouse Insurance to cede 90% of certain index-linked annuity policies. Financial impacts recorded by the Company as a result of this agreement are as follows at December 31, (in millions):

	2024	2023
Reserves for life insurance, annuities and deposit-type contracts	$2,298	$1,425
Premiums and annuity considerations	$873	$4,511
Reserve adjustments on reinsurance ceded	$(809)	$(4,371)
Benefit payments	$572	$100

Other

The Company has entered into a Limited Liability Company Agreement (the "Agreement") with Brighthouse Investment Advisers, LLC ("Brighthouse Advisers") and several other affiliates that are also members of Brighthouse Advisers. Among other things, the Agreement sets forth provisions for the allocation of income and losses to the members of Brighthouse Advisers, including the Company.

The Company has receivables and payables with affiliates for services necessary to conduct its business. Amounts admitted are expected to be settled within 90 days. Receivables from affiliates, included in other assets, totaled $3 million both at December 31, 2024 and 2023, respectively. Payables to affiliates, included in other liabilities, totaled $23 million and $117 million at December 31, 2024 and 2023, respectively.

Effective October 1, 2023, the Company entered into a reinsurance agreement with Brighthouse Insurance to cede 90% of Shield annuity policies written by the Company. In connection with this reinsurance agreement, the Company novated derivative assets and liabilities to Brighthouse Insurance with an estimated fair value of $194 million, accrued investment income (expense) of ($15) million, deferred premium receivable of $90 million and deferred premium payable of ($177) million. The Company recognized net realized capital gains and a corresponding decrease in net unrealized capital gains (losses) of $198 million related to the novation. The Company received cash of $92 million to settle this novation.

Note 5 — Premium and Annuity Considerations Deferred and Uncollected

Premium and annuity considerations deferred and uncollected at December 31, were as follows (in millions):

	2024		2023
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$2	$2	$2	$2

Note 6 — Reinsurance and Other Insurance Transactions

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently retains up to $100,000 per life and reinsures 100% of amounts in excess of the amount the Company retains. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

For annuities, the Company currently reinsures to Brighthouse Insurance 100% of certain variable annuity risks or 100% of the living and death benefit guarantees issued in connection with variable annuities. Under the benefit guarantee reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. In addition, the Company currently reinsures to Brighthouse Insurance 90% of certain index-linked annuity policies.

The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

The Company reinsures its business through a diversified group of highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. No single unrelated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance agreement. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

The financial statements include the impact of reinsurance. Information regarding the significant effects of related and unrelated ceded reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31, (in millions):

	2024	2023
Premiums and annuity considerations	$(959)	$(4,636)
Reserve adjustments on reinsurance ceded	$368	$4,039
Benefit payments	$(1,049)	$(482)
Changes to reserves, deposit funds and other policy liabilities	$(952)	$(1,100)

The financial statements include the impact of reinsurance. Information regarding the significant effects of related and unrelated ceded reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31, (in millions):

	2024	2023
Reserves for life insurance, annuities and deposit-type contracts	$(4,003)	$(3,035)
Funds held under reinsurance treaties	$(399)	$(418)

The Company has ceded reinsurance to related and unrelated companies that are unauthorized, or not accredited to write reinsurance agreements in the domiciliary state of the Company. The unauthorized reinsurance liability is calculated to record a liability for reserve credits taken that are not fully collateralized by each unauthorized reinsurance company. The unauthorized companies provide collateral to the Company to support the ceded liabilities. The collateral provided includes but is not limited to letters of credit ("LOCs") and trust agreements. The unauthorized liability balance for the Company was less than $1 million at both December 31, 2024 and 2023. LOCs that are provided for reinsurance agreements with unrelated companies totaled less than $1 million at both December 31, 2024 and 2023. Assets held in trust for reinsurance agreements with Brighthouse Insurance totaled $3,771 million and $2,458 million at December 31, 2024 and 2023, respectively.

The Company has entered into reinsurance agreements to cede in-force business to reinsurers. These agreements may result in deferred gains on reinsurance, net of income tax, which are recorded in unassigned surplus (deficit). The change in deferred gains on reinsurance is recognized as an adjustment to surplus and is reflected in change in surplus as a result of reinsurance. The rollforward of deferred gains on reinsurance agreements is as follows at December 31, (in millions):

	2024	2023
Balance at beginning of year	$554	$420
Capitalization of deferred gain on reinsurance	—	160
Amortization of deferred gains on reinsurance	(52)	(26)
Balance at end of year	$502	$554

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Note 7 — Reserves for Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves at December 31, 2024. Reserves amounting to less than $1 million at December 31, 2023, were held for surrender values in excess of the legally computed reserves.

The method employed in the valuation of substandard policies is identical to the method employed in the valuation of standard policies; a mean reserve method is used, but for substandard policies, the mean reserves are based on appropriate multiples of standard rates of mortality.

At December 31, 2024 and 2023, the Company had $48 million and $54 million, respectively, of insurance in-force for which the gross premiums are less than the net premiums according to the standard valuation set by the NYDFS. Direct reserves to cover the above insurance totaled $1 million for both years ended December 31, 2024 and 2023.

The tabular interest has been determined by formula as described in the NAIC instructions for all traditional product types. For universal life, variable universal life, and flexible premium annuity products, accrued interest credited to the fund balances was used in the calculations of tabular interest.

The tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions.

For the determination of tabular interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation period.

The general nature of other reserve changes are items that include reserves established as a result of asset adequacy analysis, reserves for secondary guarantees on universal life policies and General Account reserves held for variable annuity guaranteed minimum death benefits and for variable annuity guaranteed living benefits.

The details for other changes at December 31, 2024 are as follows (in millions):

		Ordinary
Item	Total	Life Insurance	Individual Annuities
Increase in Additional Actuarial reserves Asset/Liab Testing	$55	$—	$55
Increase in AAT Reserves	5	—	5
Reg 213 Stocastic Excess over Standard	942	—	942
Reinsurance ceded	(893)	—	(893)
Total	$109	$—	$109

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Note 8 — Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuities

Withdrawal characteristics of annuity actuarial reserves, deposit-type contracts and other liabilities without life or disability contingencies at December 31, were as follows (dollars in millions):

Individual Annuities:	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$293	$—	$—	$293	2.6%
At book value less current surrender charge of 5% or more (1)	199	3,032	—	3,231	29.0
At fair value	—	—	4,003	4,003	35.9
Total with market value adjustment or at fair value	492	3,032	4,003	7,527	67.5
At book value without adjustment	442	2,983	—	3,425	30.7
Not subject to discretionary withdrawal:	194	—	4	198	1.8
Total (gross)	1,128	6,015	4,007	11,150	100.0%
Reinsurance ceded	(426)	—	—	(426)
Total (net)	$702	$6,015	$4,007	$10,724

(1)  As noted in the table above, the Company had individual annuity reserves of $199 million in the General Account and $3,032 million in the Separate Account subject to discretionary withdrawals and carried at book value subject to a surrender charge of 5% or more as of December 31, 2024. These amounts include General Account reserves of $63 million and Separate Account reserves of $1,076 million for which the surrender charge will be below 5% for the first time in the year subsequent to December 31, 2024.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Individual Annuities:	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$339	$—	$—	$339	3.4%
At book value less current surrender charge of 5% or more	153	2,702	—	2,855	28.3
At fair value	—	—	4,087	4,087	40.4
Total with market value adjustment or at fair value	492	2,702	4,087	7,281	72.1
At book value without adjustment	421	2,199	—	2,620	26.0
Not subject to discretionary withdrawal:	193	—	3	196	1.9
Total (gross)	1,106	4,901	4,090	10,097	100.0%
Reinsurance ceded	(318)	—	—	(318)
Total (net)	$788	$4,901	$4,090	$9,779
Deposit-Type Contracts:	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—	—
At book value without adjustment	7	—	—	7	34.8
Not subject to discretionary withdrawal:	11	—	1	12	65.2
Total (gross)	18	—	1	19	100.0%
Reinsurance ceded	(5)	—	—	(5)
Total (net)	$13	$—	$1	$14

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—	—
At book value without adjustment	5	—	—	5	26.5
Not subject to discretionary withdrawal:	14	—	1	15	73.5
Total (gross)	19	—	1	20	100.0%
Reinsurance ceded	(5)	—	—	(5)
Total (net)	$14	$—	$1	$15

The amounts in the tables above reflect prescribed or permitted practices that depart from NAIC SAP, see Note 1, "Summary of Significant Accounting Policies" for additional information.

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows (in millions):

	2024	2023
General Account:
Annuities (excluding supplementary contracts with life contingencies)	$654	$743
Supplementary contracts with life contingencies	48	45
Deposit-type contracts	13	14
Subtotal	715	802
Separate Account:
Annuities (excluding supplementary contracts)	10,018	8,988
Supplementary contracts with life contingencies	4	3
Other deposit-type contracts	1	1
Total	$10,738	$9,794

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Life

Withdrawal characteristics of life actuarial reserves were as follows at December 31, were as follows (dollars in millions):

	2024
	General Account			Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	3	3	3	—	—	—
Universal life with secondary guarantees	—	—	6	—	—	—
Indexed universal life	9	9	17	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life	—	1	3	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	1,029	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability — active lives	XXX	XXX	8	XXX	XXX	—
Disability — disabled lives	XXX	XXX	7	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	1	XXX	XXX	—
Total (gross: direct + assumed)	12	13	1,074	—	—	—
Reinsurance ceded	3	3	933	—	—	—
Total (Net)	$9	$10	$141	$—	$—	$—
	2023
	General Account			Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	4	4	4	—	—	—
Universal life with secondary guarantees	—	—	6	—	—	—
Indexed universal life	3	3	5	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life	—	1	2	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	1,064	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability — active lives	XXX	XXX	9	XXX	XXX	—
Disability — disabled lives	XXX	XXX	6	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	1	XXX	XXX	—
Total (gross: direct + assumed)	7	8	1,097	—	—	—
Reinsurance ceded	4	4	965	—	—	—
Total (Net)	$3	$4	$132	$—	$—	$—

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Life actuarial reserves at December 31, were as follows (in millions):

	2024	2023
General Account:
Life insurance	$125	$116
Accidental death benefits	—	—
Active lives	8	9
Disability — disabled lives	7	6
Miscellaneous reserves	1	1
Subtotal	141	132
Separate Account:
Life insurance	—	—
Accident and health contracts	—	—
Miscellaneous reserves	—	—
Total	$141	$132

Note 9 — Separate Accounts

The Company utilizes Separate Accounts to support and record segregated assets and liabilities related to variable and certain index-linked annuities. Separate Account assets and liabilities for variable annuities represent segregated funds which are administered for clients. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of the minimum guarantees made by the Company with respect to variable annuities. The assets related to variable annuities are carried at estimated fair value. For index-linked annuities where investment risks are shared between policyholders and the Company, assets are generally carried at amortized cost.

At December 31, 2024 and 2023, the Company's Separate Account assets that are legally insulated from the General Account claims were $4,040 million and $4,126 million, respectively. The assets consist of certain mutual funds. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Information regarding the Separate Accounts at December 31, was as follows (in millions):

	Nonindexed Guarantee Less than/Equal to 4%
	2024	2023
Premiums, considerations or deposits	$957	$815
Reserves at December 31
For accounts with assets at:
Fair value	$—	$—
Amortized cost	6,015	4,901
Total reserves	$6,015	$4,901
By withdrawal characteristics:
With market value adjustment	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	3,033	2,702
At fair value	—	—
At book value without market value adjustment and with current surrender charge less than 5%	2,982	2,199
Subtotal	6,015	4,901
Not subject to discretionary withdrawal	—	—
Total reserves	$6,015	$4,901
	Nonguaranteed Separate Accounts
	2024	2023
Premiums, considerations or deposits	$47	$78
Reserves at December 31
For accounts with assets at:
Fair value	$4,008	$4,090
Amortized cost	—	—
Total reserves	$4,008	$4,090
By withdrawal characteristics:
With market value adjustment	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At fair value	4,003	4,087
At book value without market value adjustment and with current surrender charge less than 5%	—	—
Subtotal	4,003	4,087
Not subject to discretionary withdrawal	5	3
Total reserves	$4,008	$4,090

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Reconciliation of net transfers to/from Separate Accounts of the Company for the years ended December 31, were as follows (in millions):

	2024	2023
Transfers to Separate Accounts	$1,003	$893
Transfers from Separate Accounts	1,061	623
Net transfers to Separate Accounts	(58)	270
Reconciling difference	—	—
Transfers as reported in the statements of operations of the General Account	$(58)	$270

Note 10 — Federal Income Tax

The Company's Federal income tax return is consolidated with the following entities:

Brighthouse Financial Inc
Brighthouse Holdings LLC
Brighthouse Securities LLC
Brighthouse Services LLC
Brighthouse Assignment Company
Brighthouse Life Insurance Company
Brighthouse Reinsurance Company of Delaware
New England Life Insurance Company

Federal income tax expense has been calculated in accordance with the provisions of the Code.

The components of net DTA and DTL consisted of the following, at December 31, (in millions):

	2024			2023
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$218	$9	$227	$203	$6	$209
Less: Statutory valuation allowance adjustments	—	—	—	—	—	—
Adjusted gross DTA	218	9	227	203	6	209
Less: DTA nonadmitted	123	8	131	97	6	103
Subtotal net admitted DTA	95	1	96	106	—	106
Less; DTL	69	—	69	73	—	73
Net admitted DTA/(Net DTL)	$26	$1	$27	$33	$—	$33

	Change
	Ordinary	Capital	Total
Gross DTA	$15	$3	$18
Statutory valuation allowance adjustments	—	—	—
Adjusted gross DTA	15	3	18
DTA nonadmitted	26	2	28
Subtotal net admitted DTA	(11)	1	(10)
DTL	(4)	—	(4)
Net admitted DTA/(Net DTL)	$(7)	$1	$(6)

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

The amount of each result or component of the calculation for SSAP No. 101, Income Taxes ("SSAP 101"), at December 31, (dollars in millions):

	2024			2023
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	26	1	27	33	—	33
1. Adjusted gross DTA expected to be realized following the balance sheet date	26	1	27	33	—	33
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	101	XXX	XXX	118
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	69	—	69	73	—	73
DTA admitted as the result of application of SSAP 101 total	$95	$1	$96	$106	$—	$106

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	(7)	1	(6)
1. Adjusted gross DTA expected to be realized following the balance sheet date	(7)	1	(6)
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	(17)
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	(4)	—	(4)
DTA admitted as the result of application of SSAP 101 total	$(11)	$1	$(10)

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

	December 31, 2024	December 31, 2023
RBC percentage used to determine recovery period and threshold limitation amount	3629%	3999%
Amount of total adjusted capital used to determine recovery period and threshold limitation	$727	$831

Management believes the Company will be able to utilize the DTA in the future without any tax planning strategies.

The Company's tax planning strategies do not include the use of reinsurance.

All DTL were recognized as of December 31, 2024 and December 31, 2023.

Current income tax incurred (benefit) for the years ended December 31, consisted of the following major components (in millions):

	2024	2023
1. Current Income Tax
(a) Federal	$(3)	$2
(b) Foreign	—	—
(c) Subtotal (1a + 1b)	(3)	2
(d) Federal Income tax on net capital gains	(2)	(1)
(e) Utilization of capital loss carry-forwards	—	—
(f) Other	—	—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$(5)	$1

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

The changes in the main components of deferred income tax amounts at December 31, were as follows (in millions):

	2024	2023	Change
2. Deferred Tax Assets
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	34	11	23
(4) Investments	30	53	(23)
(5) Deferred acquisition costs	11	4	7
(6) Policyholder dividends accrual	—	—	—
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	—	—	—
(9) Pension accrual	—	—	—
(10) Receivables — nonadmitted	—	—	—
(11) Net operating loss carryforward	109	99	10
(12) Tax credit carryforwards	8	8	—
(13) Other	26	28	(2)
(99) Subtotal (sum of 2a1 through 2a13)	218	203	15
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	123	97	26
(d) Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	95	106	(11)
(e) Capital:
(1) Investments	9	6	3
(2) Net capital loss carry-forward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	9	6	3
(f) Statutory valuation allowance adjustment
(g) Nonadmitted	8	6	2
(h) Admitted capital deferred tax assets (2e99-2f-2g)	1	—	1
(i) Admitted deferred tax assets (2d+2h)	$96	$106	$(10)
3. Deferred Tax Liabilities
(a) Ordinary:
(1) Investments	$66	$63	$3
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premiums	1	1	—
(4) Policyholder reserves	2	9	(7)
(5) Other	—	—	—
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	69	73	(4)
(b) Capital:
(1) Investments	—	—	—
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	—	—	—
(c) Deferred tax liabilities (3a99+3b99)	69	73	(4)
4. Net deferred tax assets/liabilities (2i - 3c)	$27	$33	(6)
Change in nonadmitted deferred tax assets			28
Tax effect of unrealized gains (losses)			14
Change in net deferred tax assets			$36

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

	2023	2022	Change
2. Deferred Tax Assets
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	11	112	(101)
(4) Investments	53	79	(26)
(5) Deferred acquisition costs	4	9	(5)
(6) Policyholder dividends accrual	—	—	—
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	—	—	—
(9) Pension accrual	—	—	—
(10) Receivables — nonadmitted	—	—	—
(11) Net operating loss carryforward	99	61	38
(12) Tax credit carryforwards	8	8	—
(13) Other	28	29	(1)
(99) Subtotal (sum of 2a1 through 2a13)	203	298	(95)
(b) Statutory valuation allowance adjustment	—	1	(1)
(c) Nonadmitted	97	214	(117)
(d) Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	106	83	23
(e) Capital:
(1) Investments	6	4	2
(2) Net capital loss carry-forward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	6	4	2
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	6	4	2
(h) Admitted capital deferred tax assets (2e99-2f-2g)	—	—	—
(i) Admitted deferred tax assets (2d+2h)	$106	$83	$23
3. Deferred Tax Liabilities
(a) Ordinary:
(1) Investments	$63	$50	$13
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premiums	1	1	—
(4) Policyholder reserves	9	16	(7)
(5) Other	—	—	—
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	73	67	6
(b) Capital:
(1) Investments	—	—	—
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	—	—	—
(c) Deferred tax liabilities (3a99+3b99)	73	67	6
4. Net deferred tax assets/liabilities (2i - 3c)	$33	$16	$17
Change in nonadmitted deferred tax assets			(115)
Tax effect of unrealized gains (losses)			(41)
Change in net deferred tax assets			$(139)

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

The Company had net operating loss carryforwards of the following at December 31, 2024 (in millions):

Year of expiration	Net Operating Loss Carryforwards
Indefinite	$517

The Company had no capital loss carryforwards at December 31, 2024.

The Company had tax credit carryforwards of the following at December 31, 2024 (in millions):

Year of Expiration	Tax Credit Carryforwards
2027-2031	$6
2032-2034	2
$8

The Company had no Federal income taxes available at December 31, 2024 for recoupment in the event of future net losses.

The Company had no deposits at December 31, 2024 under Section 6603 of the Code.

The provision for Federal income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to net gain from operations after dividends to policyholders and before Federal income tax. The significant items causing the difference for the years ended December 31, were as follows (in millions):

	2024	2023
Net gain (loss) from operations after dividends to policyholders and before Federal income tax @ 21%	$(28)	$2
Net realized capital gains (losses) @ 21%	—	112
Tax effect of:
Reinsurance Ceding Commission	(10)	29
Separate Account dividend received deduction	(1)	(1)
Prior years adjustments and accruals	(1)	—
Uncertain tax positions	—	—
Tax credits	(1)	(1)
Interest maintenance reserve	—	1
Separate Account Unrealized Gains/Losses	—	—
Other	—	(1)
Change in nonadmitted assets	—	—
Tax exempt income	—	—
Valuation allowance	—	(1)
Total statutory income taxes (benefit)	$(41)	$140
Federal and foreign income taxes incurred including tax on realized capital gains	$(5)	$1
Change in net DTA	(36)	139
Prior years adjustments in surplus	—	—
Total statutory income taxes (benefit)	$(41)	$140

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audit for the years 2017 and forward is not expected to have a material impact on the Company's financial statements.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

The Consolidating Companies are parties to a tax sharing agreement (and related supplements) which allocates tax liability in accordance with the Internal Revenue Code, pursuant to which members shall receive reimbursement to the extent that their tax attributes result in a reduction of the tax liability of the consolidated group.

At December 31, 2024, the Company had a liability of less than $1 million for unrecognized tax benefits, computed in accordance with SSAP No. 5R, Liabilities, Contingencies, and Impairments of Assets ("SSAP 5R").

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time.

The Company recorded less than $1 million of interest expense (benefit) (net of Federal tax benefit (cost)) in Federal and foreign income taxes incurred, related to unrecognized tax benefits for the years ended December 31, 2024 and 2023. The company had less than $1 million accrued for the payment of interest at both December 31, 2024 and 2023.

As of December 31, 2024, the Company is a nonapplicable reporting entity for Corporate Alternative Minimum Tax ("CAMT") purposes.

Note 11 — Capital and Surplus

The portion of unassigned surplus (deficit) represented (or reduced) by each item below at December 31, was as follows (in millions):

	2024	2023
Unrealized capital gains (losses)	$66	$13
Nonadmitted asset values	$(132)	$(104)
Provision for reinsurance	$—	$—
Asset valuation reserve	$(55)	$(46)

Dividend Restrictions

Under New York State Insurance Law, the Company, without prior insurance regulatory clearance, to pay stockholder dividends to Brighthouse Insurance in any calendar year based on either of two standards. Under one standard, the Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, the Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, the Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, the Company will be permitted to pay a dividend to Brighthouse Insurance in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Based on amounts at December 31, 2024, the Company could not pay its parent a stockholder dividend in 2025 without required prior approval of the Superintendent.

Note 12 — Other Commitments and Contingencies

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

New York, the only jurisdiction in which the Company is admitted to transact business requires life insurers doing business within the jurisdiction to participate in the New York Life Insurance Guaranty Corporation, which is organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. This corporation levies assessments, up to prescribed limits, on all member insurers in the state on the basis of: (1) the proportionate share of the New York premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged and (2) the proportionate share of New York assets held by member insurers. The corporation permits member insurers to recover a limited portion of assessments paid through premium tax offsets.

As of both December 31, 2024 and 2023, the Company had a liability for retrospective premium- based guaranty fund assessments and an asset for the related premium tax offset, each of less than $1 million. The periods over which the guaranty fund assessments are expected to be paid and the periods the related premium tax offsets are expected to be realized are unknown at this time.

The change in the guaranty asset balance is less than $1 million which reflects estimated premium tax offsets for Executive Life of New York based on revised estimated cost information provided by The National Organization of Life and Health Guaranty Associations.

It is possible that a large catastrophic event could render such guaranty funds inadequate and the Company may be called upon to contribute additional amounts, which may have a material impact on its financial condition or results of operations in a particular period. The Company has established liabilities for guaranty fund assessments which it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings, but additional liabilities may be necessary.

Litigation

Sales Practice Claims and Regulatory Matters. Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, or other products issued by the Company. The Company vigorously defends against the claims in these matters.

Summary. Various litigations, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor or taxpayer. The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's net income or cash flows in any particular period.

Other Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for certain nonlitigation loss contingencies when assertions are made involving disputes or other matters with counterparties to contractual arrangements entered into by the Company, including with third-party vendors. The Company establishes liabilities for such non-litigation loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Commitments to Fund Partnership Investments and Private Corporate Bond Investments

The Company makes commitments to fund partnership investments and to lend funds under private corporate bond investments in the normal course of business. The Company did not have unfunded commitments for the years ended December 31, 2024 and 2023.

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The Company did not have mortgage loan commitments for the years ended December 31, 2024 and 2023.

Financial Guarantees

At December 31, 2024, the Company was obligor under the following guarantees and indemnities (in millions):

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP 5R.)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company is obligated to indemnify the proprietary mutual fund, offered by the Separate Accounts, and the fund's directors and officers as provided in certain Participation Agreements.	Intercompany and related party guarantees that are considered "unlimited" and as such are excluded from recognition.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.

The Company has provided certain indemnities, guarantees and/or commitments to affiliates and third parties in the ordinary course of its business. In the context of acquisitions, dispositions, investments and other transactions, the Company has provided indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.

	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
The Company indemnifies its directors and officers as provided in its charters and by-laws.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP 5R.)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
Total	$ —		$ —

At December 31, 2024, the Company's aggregate compilation of guarantee obligations was $0.

Note 13 — Retained Assets

The Company's retained asset account, known as the Total Control Account ("TCA"), was a settlement option or method of payment that was used for amounts due under life insurance and annuity contracts. TCAs are no longer offered as a settlement option and only existing TCAs remain. The TCA Customer Agreement provided to each accountholder is a contract that is supplementary to the insurance or annuity contract. TCAs are reported in the Annual Statement as amounts on deposit for ordinary supplementary contracts not involving life contingencies.

Each TCA has a guaranteed minimum annual effective interest rate. Guaranteed minimum interest rates for TCAs that remained open during calendar year 2024 were 3.0%, 1.5% or 0.5% depending on the age and origin of the account. In addition to the guaranteed minimum interest rate, the Company also agrees in the TCA Customer Agreement to credit interest at rates that will always be the greater of the guaranteed rate or the rate established by one of two market indices. During calendar year 2024, all TCAs received interest of at least the account's guaranteed minimum annual effective interest rate.

The Company's TCA business is 100% reinsured with MetLife Services and Solutions, LLC.

The Company's TCA in-force, categorized by age, at December 31, were as follows (in millions, except number of asset accounts):

	In Force
	2024		2023
	Number	Balance	Number	Balance
Up to and including 12 Months	—	$—	—	$—
13 to 24 Months	—	—	—	—
25 to 36 Months	—	—	—	—
37 to 48 Months	—	—	—	—
49 to 60 Months	—	—	—	—
Over 60 Months	37	5	42	5
Total	37	$5	42	$5

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

A reconciliation of the Company's TCA for the year ended December 31, 2024 was as follows (in millions, except number of asset accounts):

	Individual
	Number	Balance/Amount
Beginning of year	42	$5
Accounts issued/added	—	—
Investment earnings credited	N/A	—
Fees and other charges assessed*	N/A	—
Transferred to state unclaimed property funds	—	—
Closed/withdrawn	5	—
End of year	37	$5

*  Fees and other charges assessed may also include other account adjustments.

Note 14 — Subsequent Events

The Company has evaluated events subsequent to December 31, 2024 through April 4, 2025 which is the date these financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

Brighthouse Life Insurance Company of NY

Table of Contents to Statutory Supplemental Schedules

Description	Page
SCHEDULE 1
Statutory Selected Financial Data As of and for the Year Ended December 31, 2024	53
SCHEDULE 2
Supplemental Investment Risks Interrogatories As of and for the Year Ended December 31, 2024	56
SCHEDULE 3
Statutory Summary Investment Schedule As of and for the Year Ended December 31, 2024	61
SCHEDULE 4
Reinsurance Contracts With Risk-Limiting features As of and for the Year Ended December 31, 2024	63

Brighthouse Life Insurance Company of NY

SCHEDULE 1

Statutory Selected Financial Data
As of and for the Year Ended December 31, 2024

Investment Income Earned
U.S. government bonds	$4,175,486
Other bonds (unaffiliated)	66,411,446
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	7,499,915
Real estate	—
Contract loans	9,906
Cash and cash equivalents	10,969,986
Derivative instruments	934,807
Other invested assets	5,858,554
Aggregate write-ins for investment income	(1,030)
Gross investment income	$95,859,070
Real Estate Owned — Book Value Less Encumbrances	$—
Mortgage Loans — Book Value
Agricultural mortgages	$43,841,297
Residential mortgages	—
Commercial mortgages	141,989,249
Total mortgage loans	$185,830,546
Mortgage Loans by Standing — Book Value
Good standing	$185,830,546
Good standing with restructured terms	$—
Interest overdue more than three months, not in foreclosure	$—
Foreclosure in process	$—
Other Long Term Invested Assets — Statement Value	$35,367,449
Bonds and Stocks of Parents, Subsidiaries and Affiliates — Book Value:
Bonds	$—
Preferred Stocks	$—
Common Stocks	$—
Bonds by Class and Maturity:
Bonds by Maturity — Statement Value
Due within one year or less	$152,979,511
Over 1 year through 5 years	527,230,072
Over 5 years through 10 years	327,077,772
Over 10 years through 20 years	299,060,807
Over 20 years	390,913,585
No maturity date	—
Total by Maturity	$1,697,261,747

Brighthouse Life Insurance Company of NY

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2024

Bond by Class — Statement Value
Class 1	$1,199,629,229
Class 2	454,657,152
Class 3	26,677,515
Class 4	12,524,791
Class 5	3,773,060
Class 6	—
Total by Class	$1,697,261,747
Total Bonds Publicly Traded	$1,190,872,846
Total Bonds Privately Placed	$506,388,901
Preferred Stocks — Book/Adjusted Carrying Value	$1,406,429
Common Stocks — Fair Value	$—
Short Term Investments — Book/Adjusted Carrying Value	$—
Options, Caps and Floors Owned — Book/Adjusted Carrying Value	$222,285,375
Options, Caps and Floors Written and In-force — Book/Adjusted Carrying Value	$(9,412,446)
Collar, Swap and Forward Agreements Open — Book/Adjusted Carrying Value	$12,050,586
Futures Contracts Open — Book/Adjusted Carrying Value	$(27,882)
Cash on Deposit	$156,036,713
Life Insurance In-Force (000's)
Industrial	$—
Ordinary	$520,472
Credit Life	$—
Group Life	$—
Amount of Accidental Death Insurance In-Force Under Ordinary Policies (000's)	$50
Life Insurance Policies with Disability Provisions In-Force (000's)
Industrial	$—
Ordinary	$4,116,135
Credit Life	$—
Group Life	$—
Ordinary — Not Involving Life Contingencies
Amount on Deposit	$14,766,906
Income Payable	$2,748,644
Ordinary — Involving Life Contingencies
Income Payable	$10,495,022
Group — Not Involving Life Contingencies
Amount on Deposit	$—
Income Payable	$—
Group — Involving Life Contingencies
Income Payable	$—

Brighthouse Life Insurance Company of NY

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2024

Annuities:
Ordinary
Immediate — Amount of Income Payable	$12,144,791
Deferred — Fully Paid Account Balance	$506,645,349
Deferred — Not Fully Paid Account Balance	$10,468,949,691
Group:
Amount of Income Payable	$—
Fully Paid Account Balance	$—
Not Fully Paid Account Balance	$—
Accident and Health Insurance — Premiums In-Force:
Ordinary	$—
Group	$—
Credit	$—
Deposit Funds and Dividend Accumulations:
Deposit Funds — Account Balance	$—
Dividend Accumulations — Account Balance	$—
Claim Payments For The Year Ended December 31, 2024 (000's):
Group Accident and Health
2024	$—
2023	$—
2022	$—
2021	$—
2020	$—
Prior	$—
Other Accident & Health
2024	$—
2023	$—
2022	$—
2021	$—
2020	$—
Prior	$—
Other Coverages that use developmental methods to calculate claim reserves
2024	$—
2023	$—
2022	$—
2021	$—
2020	$—
Prior	$—

Brighthouse Life Insurance Company of NY

SCHEDULE 2

Supplemental Investment Risks Interrogatories

Supplement for the year 2024 of the Brighthouse Life Insurance Company of NY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For the year ended December 31, 2024
(To be filed by April 1)
Of The Brighthouse Life Insurance Company of NY
Address (City, State and Zip Code) New York, NY 10017

NAIC Group Code.....4932	NAIC Company Code.....60992	Federal Employer's Identification Number (FEIN).....13-3690700

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement.	$2,751,995,490
2. Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets
2.01	MORGAN STANLEY & CO INTL. PLC	Derivatives	$174,763,142	6.4%
2.02	FEDERAL HOME LOAN MORTGAGE CORPORATION	Bonds	$82,647,303	3.0%
2.03	FEDERAL NATIONAL MORTGAGE ASSOCIATION	Bonds	$34,217,789	1.2%
2.04	JPMORGAN CHASE BANK N.A.	Derivatives	$29,060,316	1.1%
2.05	A/R Retail LLC A/R Garage LLC and Colum	Commercial Loans	$17,353,065	0.6%
2.06	ABN AMRO GROUP NV	Bonds	$16,142,749	0.6%
2.07	Bellevue Place Office LLC	Commercial Loans	$15,849,694	0.6%
2.08	UCF Hotel Venture	Commercial Loans	$15,669,169	0.6%
2.09	1919 Street LLC	Commercial Loans	$13,460,345	0.5%
2.10	CARGILL INC	Bonds	$11,906,140	0.4%

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2
3.01	NAIC 1	$1,199,629,229	43.6%
3.02	NAIC 2	$454,657,152	16.5%
3.03	NAIC 3	$26,677,515	1.0%
3.04	NAIC 4	$12,524,791	0.5%
3.05	NAIC 5	$3,773,060	0.1%
3.06	NAIC 6	$0	0.0%
	Preferred Stocks	3	4
3.07	NAIC 1	$0	0.0%
3.08	NAIC 2	$0	0.0%
3.09	NAIC 3	$0	0.0%
3.10	NAIC 4	$0	0.0%
3.11	NAIC 5	$1,406,429	0.1%
3.12	NAIC 6	$0	0.0%

4. Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?			Yes [ ] No [ X ]
	If response to 4.01 above is yes, responses are not required for interrogatories 5-10.
4.02	Total admitted assets held in foreign investments	$339,764,653	12.3%
4.03	Foreign-currency-denominated investments	$62,016,093	2.3%
4.04	Insurance liabilities denominated in that same foreign currency	$0	0.0%

5. Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$334,243,140	12.1%
5.02	Countries designated NAIC-2	$5,521,513	0.2%
5.03	Countries designated NAIC-3 or below	$0	0.0%

Brighthouse Life Insurance Company of NY

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

6. Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC-1:	1	2
6.01	Country 1: United Kingdom	$234,069,431	8.5%
6.02	Country 2: Netherlands	$27,918,794	1.0%
	Countries designated NAIC-2:
6.03	Country 1: Mexico	$5,521,513	0.2%
6.04	Country 2:	$0	0.0%
	Countries designated NAIC-3 or below:
6.05	Country 1:	$0	0.0%
6.06	Country 2:	$0	0.0%

	1	2
7. Aggregate unhedged foreign currency exposure	$0	0.0%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$0	0.0%
8.02	Countries designated NAIC-2	$0	0.0%
8.03	Countries designated NAIC-3 or below	$0	0.0%

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC-1:	1	2
9.01	Country 1:	$0	0.0%
9.02	Country 2:	$0	0.0%
	Countries designated NAIC-2:
9.03	Country 1:	$0	0.0%
9.04	Country 2:	$0	0.0%
	Countries designated NAIC-3 or below:
9.05	Country 1:	$0	0.0%
9.06	Country 2:	$0	0.0%

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation		3	4
10.01	MORGAN STANLEY & CO INTERNATIONAL PLC	1		$174,763,144	6.4%
10.02	ABN AMRO GROUP NV	2	B	$16,142,749	0.6%
10.03	SIEMENS AG	1	D	$10,883,023	0.4%
10.04	FGP TOPCO LTD	2	A	$9,643,480	0.4%
10.05	CK WILLIAM UK HOLDINGS LTD	1	G	$8,000,000	0.3%
10.06	MITSUBISHI HC CAPITAL INC	2	A	$7,780,000	0.3%
10.07	GOLDMAN SACHS INTERNATIONAL	1		$5,974,220	0.2%
10.08	WILLOW TOPCO LTD	2	B	$5,750,932	0.2%
10.09	QUEEN MARY UNIVERSITY OF LONDON	1	E	$5,635,800	0.2%
10.10	ROYAL GREENLAND A/S	2	B	$5,100,000	0.2%

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.
		1	2
11.02	Total admitted assets held in Canadian investments	$0	0.0%
11.03	Canadian-currency-denominated investments	$0	0.0%
11.04	Canadian-denominated insurance liabilities	$0	0.0%
11.05	Unhedged Canadian currency exposure	$0	0.0%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.
	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%

Brighthouse Life Insurance Company of NY

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.
	1 Issuer	2	3
13.02		$0	0.0%
13.03		$0	0.0%
13.04		$0	0.0%
13.05		$0	0.0%
13.06		$0	0.0%
13.07		$0	0.0%
13.08		$0	0.0%
13.09		$0	0.0%
13.10		$0	0.0%
13.11		$0	0.0%

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.
	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$0	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$0	0.0%
14.04		$0	0.0%
14.05		$0	0.0%

  Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06		$0	$0	$0
14.07		$0	$0	$0
14.08		$0	$0	$0
14.09		$0	$0	$0
14.10		$0	$0	$0
14.11		$0	$0	$0
14.12		$0	$0	$0
14.13		$0	$0	$0
14.14		$0	$0	$0
14.15		$0	$0	$0

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.
	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$0	0.0%
	Largest three investments in general partnership interests:
15.03		$0	0.0%
15.04		$0	0.0%
15.05		$0	0.0%

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?			Yes [ ] No [ X ]
	If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial Loans	$17,353,065	0.6%
16.03	Commercial Loans	$15,849,694	0.6%
16.04	Commercial Loans	$15,669,169	0.6%
16.05	Commercial Loans	$13,460,345	0.5%
16.06	Agricultural Loans	$10,000,000	0.4%
16.07	Commercial Loans	$6,666,667	0.2%
16.08	Commercial Loans	$6,541,569	0.2%
16.09	Commercial Loans	$6,161,914	0.2%
16.10	Commercial Loans	$5,420,681	0.2%
16.11	Commercial Loans	$5,092,000	0.2%

Brighthouse Life Insurance Company of NY

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$0	0.0%
16.13	Mortgage loans over 90 days past due	$0	0.0%
16.14	Mortgage loans in the process of foreclosure	$0	0.0%
16.15	Mortgage loans foreclosed	$0	0.0%
16.16	Restructured mortgage loans	$0	0.0%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan to Value	Residential		Commercial		Agricultural
		1	2	3	4	5	6
17.01	above 95%	$0	0.0%	$1,184,354	0.0%	$0	0.0%
17.02	91 to 95%	$0	0.0%	$1,000,000	0.0%	$0	0.0%
17.03	81 to 90%	$0	0.0%	$39,144,953	1.4%	$0	0.0%
17.04	71 to 80%	$0	0.0%	$23,441,530	0.9%	$0	0.0%
17.05	below 70%	$0	0.0%	$77,218,413	2.8%	$43,841,297	1.6%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.
	Largest five investments in any one parcel or group of contiguous parcels of real estate.
	Description
	1	2	3
18.02		$0	0.0%
18.03		$0	0.0%
18.04		$0	0.0%
18.05		$0	0.0%
18.06		$0	0.0%

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.
	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$0	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$0	0.0%
19.04		$0	0.0%
19.05		$0	0.0%

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$0	0.0%	$0	$0	$0
20.02	Repurchase agreements	$0	0.0%	$0	$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$11,326,534	0.4%	$(9,412,446)	(0.3)%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$7,222,585	0.3%	$6,408,462	$6,959,978	$7,217,171
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

Brighthouse Life Insurance Company of NY

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$356,810	0.0%	$0	$0	$7,490
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0

Brighthouse Life Insurance Company of NY

SCHEDULE 3

Statutory Summary Investment Schedule

Annual Statement for the year 2024 of the Brighthouse Life Insurance Company of NY

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	156,014,146	6.713	156,014,146	0	156,014,146	6.713
1.02 All other governments	5,900,953	0.254	5,900,953	0	5,900,953	0.254
1.03 U.S. states, territories and possessions, etc. guaranteed	4,427,028	0.190	4,427,028	0	4,427,028	0.190
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	4,500,000	0.194	4,500,000	0	4,500,000	0.194
1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	201,803,101	8.683	201,803,101	0	201,803,101	8.683
1.06 Industrial and miscellaneous	1,317,131,825	56.670	1,317,131,825	0	1,317,131,825	56.670
1.07 Hybrid securities	1,000,000	0.043	1,000,000	0	1,000,000	0.043
1.08 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
1.09 SVO identified funds	0	0.000	0	0	0	0.000
1.10 Unaffiliated bank loans	0	0.000	0	0	0	0.000
1.11 Unaffiliated certificates of deposit	0	0.000	0	0	0	0.000
1.12 Total long-term bonds	1,690,777,053	72.746	1,690,777,053	0	1,690,777,053	72.746
2. Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)	1,406,429	0.061	1,406,429	0	1,406,429	0.061
2.02 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
2.03 Total preferred stocks	1,406,429	0.061	1,406,429	0	1,406,429	0.061
3. Common stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	0	0.000	0	0	0	0.000
3.02 Industrial and miscellaneous Other (Unaffiliated)	0	0.000	0	0	0	0.000
3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000	0	0	0	0.000
3.04 Parent, subsidiaries and affiliates Other	0	0.000	0	0	0	0.000
3.05 Mutual funds	0	0.000	0	0	0	0.000
3.06 Unit investment trusts	0	0.000	0	0	0	0.000
3.07 Closed-end funds	0	0.000	0	0	0	0.000
3.08 Exchange traded funds	0	0.000	0	0	0	0.000
3.09 Total common stocks	0	0.000	0	0	0	0.000

Brighthouse Life Insurance Company of NY

SCHEDULE 3

Statutory Summary Investment Schedule — (continued)

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
4. Mortgage loans (Schedule B):
4.01 Farm mortgages	43,841,297	1.886	43,841,297	0	43,841,297	1.886
4.02 Residential mortgages	0	0.000	0	0	0	0.000
4.03 Commercial mortgages	141,989,249	6.109	141,989,249	0	141,989,249	6.109
4.04 Mezzanine real estate loans	0	0.000	0	0	0	0.000
4.05 Total valuation allowance	0	0.000	0	0	0	0.000
4.06 Total mortgage loans	185,830,546	7.995	185,830,546	0	185,830,546	7.995
5. Real estate (Schedule A):
5.01 Properties occupied by company	0	0.000	0	0	0	0.000
5.02 Properties held for production of income	0	0.000	0	0	0	0.000
5.03 Properties held for sale	0	0.000	0	0	0	0.000
5.04 Total real estate	0	0.000	0	0	0	0.000
6. Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	156,036,713	6.714	156,036,713	0	156,036,713	6.714
6.02 Cash equivalents (Schedule E, Part 2)	6,484,694	0.279	6,484,694	0	6,484,694	0.279
6.03 Short-term investments (Schedule DA)	0	0.000	0	0	0	0.000
6.04 Total cash, cash equivalents and short-term investments	162,521,407	6.993	162,521,407	0	162,521,407	6.993
7. Contract loans	134,100	0.006	134,100	0	134,100	0.006
8. Derivatives (Schedule DB)	234,542,019	10.091	234,542,019	0	234,542,019	10.091
9. Other invested assets (Schedule BA)	35,367,449	1.522	35,367,449	0	35,367,449	1.522
10. Receivables for securities	13,428,229	0.578	13,428,229	0	13,428,229	0.578
11. Securities Lending (Schedule DL, Part 1)	0	0.000	0	XXX	XXX	XXX
12. Other invested assets (Page 2, Line 11)	209,437	0.009	209,437	0	209,437	0.009
13. Total invested assets	2,324,216,669	100.000	2,324,216,669	0	2,324,216,669	100.000

Brighthouse Life Insurance Company of NY

SCHEDULE 4

Reinsurance Contracts With Risk-Limiting Features

The Company had no reinsurance contracts entered on or after January 1, 1996, that are subject to Appendix A-791, Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual ("A-791") that includes risk-limiting features, as described in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance ("SSAP 61R").

The Company had no reinsurance contracts entered on or after January 1, 1996, that are not subject to A-791, for which reinsurance accounting was applied and includes risk-limiting features, as described in SSAP 61R.

The Company had no reinsurance contracts entered into, renewed or amended reinsurance contracts on or after January 1, 1996, that contain features described below which result in delays in payment in form or in fact:

a.  Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).

b.  Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

The Company did not have any contracts entered into, renewed or amended on or after January 1, 1996, not subject to A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP 61R.

The Company did not cede any risk during the period ended December 31, 2024 which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract entered into, renewed or amended on or after January 1, 1996, and either:

a.  Accounted for that contract as reinsurance under NAIC SAP and as a deposit under GAAP, or

b.  Accounted for that contract as reinsurance under GAAP and as a deposit under NAIC SAP.